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                                                                   Exhibit 10.16

                          THE BANK OF GLOUCESTER COUNTY

                           LOAN MODIFICATION AGREEMENT

                              K-TRON AMERICA, INC.

Date:  June 24, 1998                 Loan # 6039359-6500
Original Amount:  $2,700,000.00
Present Balance:  $2,091,600.32

         WHEREAS, the undersigned borrower executed the mortgage and note referred to above on June 11, 1996 and

         WHEREAS, the mortgage and note executed by the borrower allow a modification of interest rate, due date or other terms without affecting the priority of The Bank of Gloucester County's lien.

         NOW, therefore, in consideration of a modification fee of $500.00, the above referenced note and mortgage are modified as follows:

         INTEREST RATE AND REPAYMENT TERMS:

         FROM THE DATE HEREOF THIS LOAN SHALL ACCRUE INTEREST AT A RATE OF 7.625% AND SHALL BE REPAYABLE IN FIFTY NINE (59) MONTHLY PAYMENTS OF $19,538.26 PRINCIPAL AND INTEREST (CALCULATED BASED ON A 15 YEAR AMORTIZATION SCHEDULE) BEGINNING AUGUST 1, 1998, AND ONE (1) FINAL PAYMENT OF ALL UNPAID PRINCIPAL AND ACCRUED INTEREST DUE AND OWING ON JULY 1, 2003.

         THE PARAGRAPH OF THE MORTGAGE NOTE DATED JUNE 1996 THAT BEGINS WITH THE PHRASE "OPTION TO DECLARE LOAN DUE" IS HEREBY DELETED IN ITS ENTIRETY.

         ADDITIONALLY, THE BORROWER SHALL HAVE THE OPTION TO RE-ADVANCE MONEY ON THIS MORTGAGE LOAN. MONEY MAY BE RE-ADVANCED ONLY TO THE EXTENT THAT THE TOTAL AMOUNT OUTSTANDING UNDER THIS MORTGAGE LOAN IS LESS THAN OR EQUAL TO $2,700,000. A RE-ADVANCE OF MONEY WITHIN THE FIRST SIX (6) MONTHS FOLLOWING THE DATE HEREOF SHALL BEAR INTEREST AT A RATE OF 7.625%. A RE-ADVANCE OF MONEY AFTER SIX (6) MONTHS BUT WITHIN TWELVE
         (12) MONTHS OF THE DATE HEREOF SHALL BEAR INTEREST AT A FIXED RATE EQUAL TO THE FIVE YEAR T-BILL RATE PLUS 275 BASIS POINTS. A RE-ADVANCE OF MONEY AFTER 12 MONTHS BUT WITHIN 60 MONTHS OF THE DATE OF THE MODIFICATION SHALL BEAR INTEREST AT A RATE TO BE DECIDED IN THE SOLE DETERMINATION OF THE BANK. REGARDLESS OF WHEN THE RE-ADVANCE OCCURS, IN ORDER TO BE ENTITLED TO REQUEST A RE-ADVANCE, THE BORROWER MUST EXHIBIT A DEBT COVERAGE RATIO OF NO LESS THAN 1.20 FOR ALL ITS DEBT INCLUDING THE NEW MORTGAGE PAYMENT. THE BORROWER MUST DISCLOSE THE PURPOSE OF THE RE-ADVANCE AND THERE MUST BE NO EVENT OF DEFAULT ON THE LOAN.



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         OTHER CONDITIONS

         THE BORROWER SHALL HAVE THE RIGHT TO PREPAY THE WHOLE OR ANY PART OF THE PRINCIPAL AND INTEREST HEREUNDER PROVIDED THAT: (a) AT THE TIME OF PREPAYMENT NO EVENT OF DEFAULT HEREUNDER SHALL HAVE OCCURRED; (b) ANY PREPAYMENT DURING THE FIRST LOAN YEAR FROM THE DATE OF THE MODIFICATION SHALL BE ACCOMPANIED BY A PREPAYMENT PENALTY EQUAL TO THREE PERCENT (3%) OF THE AMOUNT, DURING THE SECOND LOAN YEAR FROM THE DATE OF THE MODIFICATION SHALL BE ACCOMPANIED BY A PREPAYMENT PENALTY EQUAL TO TWO PERCENT (2%) OF THE AMOUNT, AND DURING THE THIRD LOAN YEAR FROM THE DATE OF THE MODIFICATION SHALL BE ACCOMPANIED BY A PREPAYMENT PENALTY EQUAL TO ONE (1%) OF THE AMOUNT; ANY PREPAYMENT MADE AFTER THE THIRD LOAN YEAR FROM THE DATE OF THE MODIFICATION SHALL NOT BE SUBJECT TO ANY PREPAYMENT PENALTY; (c) ANY PARTIAL PREPAYMENT SHALL BE APPLIED TO THE UNPAID PRINCIPAL BALANCE, AND NO PREPAYMENT SHALL REDUCE THE AMOUNT OF THE SCHEDULED INSTALLMENTS NOR RELIEVE THE UNDERSIGNED FROM PAYING THE SCHEDULED INSTALLMENTS ON EACH DUE DATE, UNTIL THE ENTIRE INDEBTEDNESS IS PAID. (NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH ABOVE, THE PREPAYMENT PENALTY WILL NOT BE CHARGED IF IN THE SOLE DETERMINATION OF THE BANK ANY PREPAYMENT COMES FROM THE BORROWER'S INTERNALLY GENERATED FUNDS. THE TERM "LOAN YEAR" AS USED HEREIN IS DEFINED AS ANY PERIOD OF ONE YEAR COMMENCING ON THE DATE OF THE MODIFICATION OR ON ANY ANNIVERSARY OF SUCH DATE.)


         All terms and conditions of the note, mortgage or other security executed by the borrower, to the extent not modified by this agreement, shall remain in force and effect.

THE BANK OF GLOUCESTER COUNTY            K-TRON AMERICA, INC.

By: /s/ David J. Hanrahan                 /s/ Kevin C. Bowen
         David J. Hanrahan, Sr., VP      Kevin C. Bowen, President/CEO, Date


                                           /s/ Patricia M. Moore
                                         Patricia M. Moore, Vice President, Date